FORM OF

EXCHANGE OFFER ACCEPTANCE AGREEMENT

FullNet Communications, Inc.

201 Robert S. Kerr Avenue, Suite 210

Oklahoma City, Oklahoma 73102

FullNet Communications, Inc. (the “Company”) is in the process of offering to exchange up to one million two hundred thousand (1,200,000) shares of newly authorized preferred stock in exchange for up to one million two hundred thousand dollars ($1,200,000) of its indebtedness, in part as described below.  It is anticipated that the initial closing date of the exchange offering shall be June 3, 2013, unless extended at the discretion of the Company pursuant to written notice.

A.

Acceptance of Exchange Offer.  The Company hereby offers (the “Exchange Offer”) and I, the undersigned, hereby agree to exchange the balance due me from Company in the amount of $_____________ (the “Indebtedness”) for _____________ shares of unregistered Preferred Stock to be issued by the Company with the Designations, Preferences and Rights as set forth in the attached Exhibit “A” – Designations, Preferences and Rights of Series A Unregistered Preferred Stock (the “Exchange Securities”).

B.

Acceptance of Subscription.  The undersigned is tendering this Exchange Offer Acceptance Agreement (this “Agreement”) against and acceptance the Exchange Securities in payment of the Indebtedness by delivering this Agreement to the Company’s Corporate Secretary, Mr. Roger Baresel 201 Robert S. Kerr Avenue, Suite 210, Oklahoma City, Oklahoma 73102.

The undersigned understands and acknowledges that:

(i)

the Company’s Corporate Secretary will hold this Agreement in escrow until (A) the closing of the Exchange Offer (i.e., when the Exchange Securities have been issued to and received by the undersigned), or (B) the termination of the Exchange Offer as determined in the sole discretion of the Company;

(ii)

upon the closing of the Exchange Offer, the balance due the undersigned will be exchanged for the Exchange Securities in full payment of the Indebtedness;

(iii)

the Exchange Securities will be mailed to the undersigned by certified mail or private courier service within two business days after the initial Closing; and

(iv)

if the Offer is terminated, the Exchange Offer Acceptance Agreement will be cancelled and returned to the undersigned.

A.

Representations and Warranties of the Undersigned.  The undersigned hereby represents and warrants to the Company as follows:

1.

The undersigned is a sophisticated investor with sufficient knowledge and experience in business and financial matters to evaluate the substantial risks inherent in this Exchange Offer.

2.

The undersigned has received Exhibit “A” – Designations, Preferences and Rights of Series A Unregistered Preferred Stock and Exhibit “B” – Copy of the Company’s 2012 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission, and has had the opportunity to ask questions of, and to receive answers from, the Company and its representatives, with respect to the Company and the terms and conditions of the Exchange Offer.  The Company hereby offers the undersigned and the undersigned’s representatives, if any, access to the books and records of the Company, which access is hereby acknowledged by the undersigned and the undersigned’s representative, if any.  All materials and information requested by the undersigned and the undersigned’s representatives, if any, including any information requested to verify any information furnished, have been made available.

3.

The undersigned understands that the Exchange Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and as a class under the Securities Exchange Act of 1934, as amended, and any applicable state securities laws, and are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act and pursuant to the provisions of the applicable state securities or other laws.  The undersigned understands that there is no public market for the Exchange Securities and it is anticipated by the Company that a market for the Exchange Securities will not develop.

4.

The undersigned accepts the Exchange Offer for the undersigned’s own account and not for the account of any other person and Exchange Securities will be acquired for investment purposes only and not with a view of further distribution or resale thereof without compliance with the Securities Act.

5.

The undersigned acknowledges that the Exchange Securities to be issued to the undersigned will be subject to  a restrictive transfer legend substantially as follows:

THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF EITHER A REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE ACT.

6.

The undersigned understands the meaning and legal consequences of the foregoing representations and warranties.  Each such representation and warranty shall survive the acquisition of the Exchange Securities by the undersigned.

7.

The undersigned understands that the Company may in the future effect an underwritten public offering of its securities.  Accordingly, the undersigned hereby agrees to enter into an agreement prohibiting him from registering, selling, contracting to sell or otherwise disposing of the Exchange Securities and any shares of common stock of the Company issued upon conversion of the Exchange Securities or in payment of dividends respecting the Exchange Securities for such period as the underwriter of such public offering(s) may reasonably request.

A.

Representations and Warranties of the Company.

1.

The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the state of Oklahoma.  The Company has all requisite power and authority to enter into this Exchange Offer Acceptance Agreement and to be bound by the provisions and conditions hereof.

2.

All corporate action required to be taken by the Company prior to the issuance of the Exchange Securities, and the Exchange Securities when issued shall have been taken and the Exchange Securities shall be duly and validly issued.

A.

Further Documents.  The Company and the undersigned agree to execute any and all such further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes of this Agreement.

INVESTOR MAILING AND CONTACT INFORMATION

Please fill out the information below in detail.  All Exchange Securities will be registered, records maintained and information mailed in conformity with the information below.  Should the information change, please notify the Company immediately in writing.

Corporation

_______________________________________________ (if applicable)

Name

_______________________________________________

Title

_______________________________________________

Street

_______________________________________________

City

_______________________________________________

State

_______________________________________________

Zip

_______________________________________________

Phone

_______________________________________________

Fax

_______________________________________________

E-mail

_______________________________________________

Tax I.D. No.

_______________________________________________

SIGNATURE PAGE

IN WITNESS WHEROF, I (we) have executed this Exchange Offer Acceptance Agreement effective this 3rd day of June 2013.  The undersigned hereby represents and warrants that the foregoing statements are true and accurate to the best of the information and belief of the undersigned and the undersigned will promptly notify the Company of any changes in the foregoing answers.

FOR INDIVIDUALS:

______________________________________________________

Print Name

____________________________________________

Signature

FOR CORPORATIONS:

_______________________________________________

Name of Company

_______________________________________________

Executive Officer of Company and Title

____________________________________________

Signature of Officer

FOR PARTNERSHIPS:

____________________________________________

Name of Partnership

____________________________________________

Name of Partner Executing Questionnaire

____________________________________________

Signature of Partner

FOR TRUSTS:

____________________________________________

Name of Trust

____________________________________________

Name of Authorized Trustee

____________________________________________

Signature of Authorized Trustee

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